EXHIBIT 99.1

LTC Announces Operating Results for the Three and Twelve Months Ended
      December 31, 2004, and Declares First Quarter Cash Dividend
                          on Its Common Stock

    MALIBU, Calif.--(BUSINESS WIRE)--Feb. 2, 2005--LTC Properties, Inc. (NYSE:LTC) released results of operations for the three and twelve months ended December 31, 2004, and announced that net income available to common stockholders for the fourth quarter was $4.7 million or $0.23 per diluted share. For the same period in 2003, net income available to common stockholders was $1.6 million or $0.09 per diluted share. Included in these 2003 results was a $2.1 million write-off of debt issue costs related to LTC's early retirement of its Secured Revolving Credit, an additional charge of $1.2 million related to LTC's redemption of 40% of its 9.5% Series A Preferred Stock, a gain of $2.0 million resulting from Assisted Living Concepts, Inc.'s redemption of its secured debentures owned by LTC and a gain on sale of assets of $2.0 million. Revenues for the three months ended December 31, 2004, were $16.3 million versus $15.8 million for the same period last year.
    For the year ended December 31, 2004, net income available to common stockholders was $15.0 million or $0.77 per diluted share. Included in these results was a gain on sale of assets of $0.6 million, a $0.3 million impairment charge and a $4.0 million charge taken in the first quarter of 2004 for the final redemption of LTC's Series A and Series B Preferred Stock. For the same period in 2003, net income available to common stockholders was $6.5 million or $0.36 per diluted share which included an impairment charge of $1.3 million, a $2.3 million gain on sale of assets, a $2.1 million write-off of debt issue costs related to LTC's early retirement of its Secured Revolving Credit, an additional charge of $1.2 million related to LTC's redemption of 40% of its 9.5% Series A Preferred Stock and a gain of $2.0 million resulting from Assisted Living Concepts, Inc.'s redemption of its secured debentures owned by LTC. Revenues for the twelve months ended December 31, 2004, were $66.9 million versus $63.2 million for the same period last year.
    LTC also announced that it has declared a dividend for the fourth quarter of fiscal 2004 of $0.30 per common share payable on March 31, 2005, to stockholders of record on March 18, 2005.
    The Company has scheduled a conference call for February 3, 2005, at 9:00 a.m. Pacific time in order to comment on the Company's performance and operating results for the quarter ended December 31, 2004. The conference call is accessible by dialing 800-265-0241, passcode 50085653. The international number is 617-847-8704. The earnings release and any additional financial information that may be discussed on the conference call will also be available on our website. An audio replay of the conference call will be available from 2:00 p.m. Pacific time on February 3, 2005, through February 25, 2005. Callers can access the replay by dialing 888-286-8010 or 617-801-6888 and entering conference ID number 94424339. Webcast replays will also be available on our website until March 3, 2005.
    At December 31, 2005, LTC had investments in 92 skilled nursing facilities, 100 assisted living residences and two schools in 31 states. The Company is a self-administered real estate investment trust that primarily invests in long-term care and other health care-related facilities through mortgage loans, facility lease transactions and other investments. For more information on LTC Properties, Inc., visit the Company's website at www.ltcproperties.com.

    This press release includes statements that are not purely historical and are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this press release are forward-looking statements. These forward-looking statements involve a number of risks and uncertainties. All forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward-looking statements. Although the Company's management believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward-looking statements due to the risks and uncertainties of such statements.


                         LTC PROPERTIES, INC.
                   CONSOLIDATED STATEMENTS OF INCOME
           (Amounts in thousands, except per share amounts)

                                     Three Months
                                         Ended          Year Ended
                                     December 31,       December 31,
                                   ----------------- -----------------
                                    2004     2003     2004     2003
                                   -------- -------- -------- --------
Revenues:
  Rental income                    $11,816  $10,672  $46,584  $40,320
  Interest income from mortgage
   loans and notes receivable        2,531    2,269    9,138    9,814
  Interest income from REMIC
   Certificates                      1,109    2,157    7,342    9,964
  Interest and other income            869      674    3,853    3,115
                                   -------- -------- -------- --------
          Total revenues            16,325   15,772   66,917   63,213
                                   -------- -------- -------- --------
Expenses:
  Interest expense                   2,351    6,176   11,866   20,799
  Depreciation and amortization      3,228    3,151   12,816   12,314
  Impairment charge                    274       --      274    1,260
  Legal expenses                        59       69      193    1,076
  Operating and other expenses       1,111    2,117    5,297    6,525
                                   -------- -------- -------- --------
          Total expenses             7,023   11,513   30,446   41,974
                                   -------- -------- -------- --------
Income before non-operating income
 and minority interest               9,302    4,259   36,471   21,239
Non-operating income                    --    1,970       --    1,970
Minority interest                     (101)    (332)    (896)  (1,300)
                                   -------- -------- -------- --------
Income from continuing operations    9,201    5,897   35,575   21,909
Discontinued operations:
  (Loss) income from discontinued
   operations                          (25)     142      205      111
  Gain on sale of assets, net           --    1,963      608    2,299
                                   -------- -------- -------- --------
Net (loss) income from discontinued
 operations                            (25)   2,105      813    2,410
                                   -------- -------- -------- --------
Net income                           9,176    8,002   36,388   24,319
Preferred stock redemption charge       --   (1,241)  (4,029)  (1,241)
Preferred stock dividends           (4,436)  (5,155) (17,356) (16,596)
                                   -------- -------- -------- --------
Net income available to common
 stockholders                       $4,740   $1,606  $15,003   $6,482
                                   ======== ======== ======== ========

Net Income (Loss) per Common Share
 from Continuing Operations net of
 Preferred Stock Dividends:
  Basic                              $0.23   $(0.03)   $0.73    $0.23
                                   ======== ======== ======== ========
  Diluted                            $0.23   $(0.03)   $0.73    $0.23
                                   ======== ======== ======== ========
Net Income per Common Share from
 Discontinued Operations:
  Basic                                $--    $0.12    $0.04    $0.13
                                   ======== ======== ======== ========
  Diluted                              $--    $0.12    $0.04    $0.13
                                   ======== ======== ======== ========
Net Income per Common Share
 Available to Common Stockholders:
  Basic                              $0.23    $0.09    $0.77    $0.36
                                   ======== ======== ======== ========
  Diluted                            $0.23    $0.09    $0.77    $0.36
                                   ======== ======== ======== ========

Basic weighted average shares
 outstanding                        20,598   17,804   19,432   17,836
                                   ======== ======== ======== ========

NOTE: Quarterly and year-to-date computations of per share amounts are made independently. Therefore, the sum of per share amounts for the quarters may not agree with the per share amounts for the year. Computations of per share amounts from continuing operations, discontinued operations and net income are made independently. Therefore, the sum of per share amounts from continuing operations and discontinued operations may not agree with the per share amounts from net income available to common stockholders.



Reconciliation of Funds From Operations ("FFO")

FFO is a supplemental measure of a REIT's financial performance that is not defined by accounting principles generally accepted in the United States. We define FFO as net income available to common stockholders adjusted to exclude the gains or losses on the sale of assets and adjusted to add back impairment charges, real estate depreciation and other non-cash charges. Other REITs may not use this definition of FFO and, therefore, caution should be exercised when comparing our company's FFO to that of other REITs. FFO is used in the REIT industry as a supplemental measure of financial performance but is not a substitute for net income per share available to common stockholders determined in accordance with accounting principles generally accepted in the United States.

The following table reconciles net income available to common stockholders to funds from operations available to common stockholders (in thousands, except per share amounts):

                                      Three Months
                                          Ended         Year Ended
                                      December 31,      December 31,
                                     --------------- -----------------
                                      2004    2003    2004     2003
                                     ------- ------- -------- --------

Net income available to common
 stockholders                        $4,740  $1,606  $15,003   $6,482
Add: Real estate depreciation         3,228   3,285   12,927   12,998
Add: Impairment charge                  274      --      274    1,260
Less (gain)/add loss on sale of
 assets, net                             --  (1,963)    (608)  (2,299)
                                     ------- ------- -------- --------
FFO available to common
 stockholders                        $8,242  $2,928  $27,596  $18,441
                                     ======= ======= ======== ========

Add: Preferred stock redemption
 charge                                  --   1,241    4,029    1,241
                                     ------- ------- -------- --------
FFO excluding preferred stock
 redemption charge                   $8,242  $4,169  $31,625  $19,682
                                     ======= ======= ======== ========

Basic FFO available to common
 stockholders per share               $0.40   $0.16    $1.42    $1.03
                                     ======= ======= ======== ========
Diluted FFO available to common
 stockholders per share               $0.39   $0.16    $1.37    $1.03
                                     ======= ======= ======== ========

Basic FFO excluding preferred stock
 redemption charge per share          $0.40   $0.23    $1.63    $1.10
                                     ======= ======= ======== ========
Diluted FFO excluding preferred
 stock redemption charge per share    $0.39   $0.23    $1.55    $1.09
                                     ======= ======= ======== ========

In October 2003, NAREIT informed its member companies that the Securities and Exchange Commission (SEC) has taken the position that asset impairment charges should not be excluded in calculating FFO. The SEC's interpretation is that recurring impairments on real property are not an appropriate adjustment. If the Company adopted the SEC's interpretation of FFO and did not adjust for the asset impairment charges, the Company's basic FFO, diluted FFO and FFO per diluted share for historical periods would be different than the amounts reported in this release and in previous disclosures. According to NAREIT, there is inconsistency among NAREIT member companies as to the adoption of the SEC's interpretation of FFO. Therefore, a comparison of the Company's FFO results to another company's FFO results may not be meaningful.

The following table presents the Company's FFO results reflecting the impact of asset impairment charges as interpreted by the SEC (in thousands, except per share amounts):

                                      Three Months
                                          Ended         Year Ended
                                      December 31,      December 31,
                                     --------------- -----------------
                                       2004    2003     2004     2003
                                     ------- ------- -------- --------

FFO available to common
 stockholders                        $8,242  $2,928  $27,596  $18,441
Less: Impairment charges               (274)     --     (274)  (1,260)
                                     ------- ------- -------- --------
FFO available to common
 stockholders including impairment
 charges                             $7,968  $2,928  $27,322  $17,181
                                     ======= ======= ======== ========

Basic FFO available to common
 stockholders including impairment
 charges per share                    $0.39   $0.16    $1.41    $0.96
                                     ------- ------- -------- --------
Diluted FFO available to common
 stockholders including impairment
 charges per share                    $0.38   $0.16    $1.36    $0.96
                                     ======= ======= ======== ========


                         LTC PROPERTIES, INC.
                      CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except per share amounts)

                                        December 31,    December 31,
                                             2004            2003
                                       --------------- ---------------
ASSETS
Real Estate Investments:
  Buildings and improvements, net of
   accumulated depreciation and
   amortization: 2004 - $83,369; 2003 -
   $70,895                                   $359,247        $352,461
  Land                                         26,501          24,824
  Properties held for sale, net of
   accumulated depreciation and
   amortization: 2004 - $0; 2003 -
   $2,481                                          --           5,340
  Mortgage loans receivable, net of
   allowance for doubtful accounts:
   2004 and 2003 - $1,280                      90,878          71,465
  REMIC Certificates                           44,053          61,662
                                       --------------- ---------------
     Real estate investments, net             520,679         515,752
Other Assets:
  Cash and cash equivalents                     4,315          17,919
  Debt issue costs, net                         1,348           1,496
  Interest receivable                           3,161           3,809
  Prepaid expenses and other assets             4,451           4,495
  Notes receivable                             13,926          19,172
  Marketable debt securities                       --          12,281
                                       --------------- ---------------
     Total Assets                            $547,880        $574,924
                                       =============== ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank borrowings                                   $--             $--
Mortgage loans payable                         71,286         120,819
Bonds payable and capital lease
 obligations                                   13,967          14,686
Senior mortgage participation payable          15,407          18,250
Accrued interest                                  649             943
Accrued expenses and other liabilities          3,040           2,478
Accrued expenses and other liabilities
 related to properties held for sale               --           2,540
Liability for Series A 9.5% Preferred
 Stock redemption - 1,226 shares                   --          30,642
Distributions payable                           3,618           2,383
                                       --------------- ---------------
     Total Liabilities                        107,967         192,741

Minority interest                               3,706          13,401
Stockholders' equity:
Preferred stock $0.01 par value: 15,000
 shares authorized; shares issued and
 outstanding: 2004 - 9,201; 2003 -
 8,026                                        218,532         189,163
Common stock: $0.01 par value; 45,000
 shares authorized; shares issued and
 outstanding: 2004 - 21,374; 2003 -
 17,807                                           214             178
Capital in excess of par value                292,740         250,055
Cumulative net income                         311,336         274,948
Other                                           2,070            (638)
Cumulative distributions                     (388,685)       (344,924)
                                       --------------- ---------------
     Total Stockholders' Equity               436,207         368,782
                                       --------------- ---------------
     Total Liabilities and
      Stockholders' Equity                   $547,880        $574,924
                                       =============== ===============


    CONTACT: LTC Properties, Inc.
             Andre C. Dimitriadis, Chairman & CEO
             Wendy L. Simpson, Vice Chairman & CFO
             805-981-8655